EXHIBIT 99.1

Iterum Therapeutics Commences Rights Offering

DUBLIN, Ireland and CHICAGO, July 22, 2024 (GLOBE NEWSWIRE) – Iterum Therapeutics plc (Nasdaq: ITRM) (the “Company”), a clinical-stage pharmaceutical company focused on developing next generation oral and IV antibiotics to treat infections caused by multi-drug resistant pathogens in both community and hospital settings, today announced that it has commenced its previously disclosed rights offering (the “Rights Offering”).

Pursuant to the Rights Offering, the Company is distributing, at no charge, subscription rights to the Company’s shareholders and holders of warrants that have contractual rights to participate in the Rights Offering which have not been waived (each, an “eligible warrant” and collectively, the “eligible warrants”) as of 5:00 p.m., Eastern Time, on July 16, 2024 (the “Record Date”), non-transferable subscription rights to purchase an aggregate of 8,503,800 units (“Units”) at a subscription price of $1.21 per whole unit. As of July 19, 2024, one holder of eligible warrants to purchase 56,606 ordinary shares, nominal value $0.01 per share (the “ordinary shares”) had waived their contractual right to participate in the Rights Offering.

Each shareholder and holder of eligible warrants will receive one subscription right for every ordinary share owned and every ordinary share issuable upon exercise of eligible warrants at 5:00 p.m., Eastern Time, on the Record Date. Each whole Unit will consist of (a) one ordinary share, (b) a warrant to purchase 0.50 ordinary shares, at an exercise price of $1.21 per whole ordinary share from the date of issuance through its expiration one year from the date of issuance (the “1-year warrants”) and (c) a warrant to purchase one ordinary share, at an exercise price of $1.21 per whole ordinary share from the date of issuance through its expiration five years from the date of issuance (the “5-year warrants” and, together with the 1-year warrants, the “warrants”). Each subscription right will entitle its holder to purchase 0.50 Units, at a subscription price of $0.605 per 0.50 Units (the “Subscription Price”), consisting of (i) 0.50 ordinary shares (ii) a 1-year warrant to purchase 0.25 ordinary shares and (iii) a 5-year warrant to purchase 0.50 ordinary shares, which the Company refers to as the “basic subscription right.” Holders who fully exercise their basic subscription rights will be entitled to subscribe for additional Units that remain unsubscribed as a result of any unexercised basic subscription rights (the “over-subscription privilege” and, together with the basic subscription right, the “subscription rights”). If over-subscription privilege requests exceed the remaining Units available, the remaining Units will be allocated pro-rata among holders who over-subscribe based on the number of ordinary shares and/or eligible warrants held by all holders exercising the privilege. Any excess subscription payment received by Computershare Trust Company, N.A., the subscription agent for the Rights Offering, will be returned, without interest or penalty, as soon as practicable following the expiration of the Rights Offering. If every holder of our ordinary shares and eligible warrants on the Record Date exercise their subscription right in full, we would issue a maximum of 8,503,800 Units, consisting of an aggregate of (a) 8,503,800 ordinary shares, (b) 1-year warrants to purchase up to 4,251,900 ordinary shares and (c) 5-year warrants to purchase up to 8,503,800 ordinary shares, in connection with the Rights Offering.

No fractional subscription rights are being distributed and no fractional Units will be issued upon the exercise of any subscription rights in the Rights Offering. Shareholders and/or eligible warrant holders must exercise subscription rights for at least one whole Unit to participate in the Rights Offering. Further, warrants received by a shareholder and/or eligible warrant holder may only be exercised to purchase whole numbers of ordinary shares and may not be exercised in respect of any fractional ordinary shares. As a result, shareholders holding less than two ordinary shares and/or eligible warrant holders with eligible warrants exercisable for less than two ordinary shares may not be able to participate in the Rights Offering and shareholders holding less than four ordinary shares and/or eligible warrant holders with eligible warrants exercisable for less than four ordinary shares may not be able to acquire any exercisable 1-year warrants in the Rights Offering. Fractional Units resulting from the exercise of basic subscription rights and/or over-subscription privileges will be eliminated by rounding down to the nearest whole Unit.

The subscription period for the Rights Offering commenced on July 22, 2024 and ends at 5:00 p.m., Eastern Time, on August 6, 2024, unless extended by the Company (the “Subscription Period”). The subscription rights are non-transferable and will only be exercisable during the Subscription Period. Subscription rights not exercised during the Subscription Period will expire and will hold no value. Once holders have exercised their Rights, such exercise may not be revoked, canceled, or changed, even if holders subsequently learn information about the Company or its business, financial position, results of operations or cash flows that is material or adverse or that the holders otherwise consider to be unfavorable. The Company may cancel, modify or amend the Rights Offering at any time and for any reason prior to the expiration of the Subscription Period.

The Company has engaged Maxim Group LLC as dealer-manager for the proposed rights offering. Questions about the rights offering or requests for copies of the final prospectus may be directed to Maxim Group LLC at 300 Park Avenue, New York, NY 10022, Attention Syndicate Department, or via email at syndicate@maximgrp.com or telephone at (212) 895-3745.

A registration statement on Form S-1 (File No. 333-280045) (as amended, the “Registration Statement”) relating to the Rights Offering has been filed with and declared effective by the U.S. Securities and Exchange Commission (the “SEC”). The Rights Offering is being made only by means of a prospectus, copies of which will be delivered to shareholders and eligible warrant holders of record as of 5:00 p.m., Eastern Time, on the Record Date and can be accessed through the SEC’s website at www.sec.gov. A copy of the Registration Statement and prospectus may also be obtained from the information agent for the Rights Offering, Georgeson LLC, by calling (866) 920-4401 (toll free in the U.S. and Canada) or (781) 896-6947 (for calls outside the U.S. and Canada).

This press release does not constitute an offer to sell or a solicitation of an offer to buy any subscription rights, Units, ordinary shares, warrants or any other securities, nor will there be any sale of subscription rights, Units, ordinary shares, warrants or any other securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction, including under the sanctions laws and regulations of the European Union or the United States of America.

About Iterum Therapeutics plc

Iterum Therapeutics plc is a clinical-stage pharmaceutical company dedicated to developing differentiated anti-infectives aimed at combatting the global crisis of multi-drug resistant pathogens to significantly improve the lives of people affected by serious and life-threatening diseases around the world. Iterum Therapeutics is advancing the development of its first compound, sulopenem, a novel penem anti-infective compound, with an oral formulation and IV formulation. Sulopenem has demonstrated potent in vitro activity against a wide variety of gram-negative, gram-positive and anaerobic bacteria resistant to other antibiotics. Iterum Therapeutics has submitted an NDA for oral sulopenem for the treatment of uncomplicated urinary tract infections in adult women, which has been accepted for review by the U.S. Food and Drug Administration and has received Qualified Infectious Disease Product (QIDP) and Fast Track designations for its oral and IV formulations of sulopenem in seven indications.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding the Company’s plans, strategies and prospects for its business, including the development, therapeutic and market potential of sulopenem, the planned Subscription Period for the Rights Offering, the terms of the subscription rights, the Units, the 1-year warrants and the 5-year warrants, the level of participation and completion of the Rights Offering. In some cases, forward-looking statements can be identified by words such as “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “could,” “would,” “will,” “future,” “potential” or the negative of these or similar terms and phrases. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements include all matters that are not historical facts. Actual future results may be materially different from what is expected due to factors largely outside the Company’s control, including whether the conditions for the closing of the Rights Offering will be satisfied, the uncertainties inherent in the initiation and conduct of clinical and non-clinical development, changes in regulatory requirements or decisions of regulatory authorities, the timing of approval of any submission, changes in public policy or legislation, commercialization plans and timelines, if oral sulopenem is approved, the actions of third-party clinical research organizations, suppliers and manufacturers, the accuracy of the Company’s expectations regarding how far into the future the Company’s cash on hand will fund the Company’s ongoing operations, the sufficiency of the Company’s cash resources and the Company’s ability to continue as a going concern, the Company’s ability to maintain listing on the Nasdaq Capital Market, risks and uncertainties concerning the outcome, impact, effects and results of the Company’s pursuit of strategic alternatives, including the terms, timing, structure, value, benefits and costs of any strategic process and the Company’s ability to complete one, whether on attractive terms or at all, the price of the Company’s securities, the expected use of proceeds from the Rights Offering and other risks and uncertainties discussed under the caption “Risk Factors” in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024 filed with the SEC, and other documents filed with the SEC from time to time. Forward-looking statements represent the Company’s beliefs and assumptions only as of the date of this press release. Except as required by law, the Company assumes no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

Investor Contact:

Judy Matthews

Chief Financial Officer

312-778-6073

IR@iterumtx.com